                                                                Exhibit 10.11(g)



                                 March 26, 2001



The Carbide/Graphite Group, Inc.
One Gateway Center, 19th Floor
Pittsburgh, PA 15222-1416

Attention:  Mr. Walter B. Fowler, Jr., Chairman

                  RE:   Amendment to November 13, 2000 Waiver Agreement

Gentlemen:

                  Reference is made to the letter agreement, dated as of November 13, 2000, as amended prior to the date hereof (the "November 13, 2000 Waiver Agreement"), between PNC Bank, as agent for the lenders party to the Credit Agreement referred to therein (the "Agent"), and the Carbide/Graphite Group, Inc. (the "Borrower") relating to the Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as amended. Terms used herein without definition which are defined in the November 13, 2000 Waiver Agreement (including definitions incorporated therein) have the same meanings herein.

                  The Borrower has requested the Lenders and the Agent to amend the November 13, 2000 Waiver Agreement in certain respects and the Agent and the Lenders are willing to make such amendments. Accordingly, the Agent (with the consent of the Lenders) and the Borrower agree that the November 13, 2000 Waiver Agreement is hereby amended in the following respects:


                  (i) Section 8(e) of the November 13, 2000 Waiver Agreement is
              hereby amended by deleting the date "April 1, 2001" appearing in the first sentence thereof and inserting in lieu thereof the date "July 1, 2001", by deleting the date "May 1, 2001" appearing in the first sentence thereof and inserting in lieu thereof the date "July 1, 2001" and by deleting the date "June 1, 2001" and inserting in lieu thereof the date "July 1, 2001".

                  (ii) Section 8(q) of the November 13, 2000 Waiver Agreement is
              hereby amended by deleting the date "April 1, 2001" appearing therein and inserting in lieu thereof the date "July 1, 2001".

                  The Borrower expressly ratifies and confirms the provisions of the November 13, 2000 Waiver Agreement, except as amended hereby, and the other Loan Documents. As amended hereby, the November 13, 2000 Waiver Agreement remains in full force and effect among the parties thereto.

                  This letter agreement is deemed incorporated into the November 13, 2000 Waiver Agreement. To the extent that any term or provision of this letter agreement is, or may be

The Carbide/Graphite Group, Inc.
March 26, 2001
page 2


deemed, expressly inconsistent with any term or provision of the November 13, 2000 Waiver Agreement existing prior to the date hereof, the terms and provisions hereof shall control.

                  THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

                  The amendments herein set forth shall not become effective until the Agent is in receipt of a counterpart of this letter agreement duly executed by the Borrower, the Guarantors and the Lenders.

                  This letter amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopier shall be as effective as delivery of a manually-executed counterpart hereof.

                  In Witness Whereof, the parties hereto, with the intent to be legally bound hereby, have caused this letter agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of March 26, 2001.

                                           Very truly yours,

                                           PNC BANK, NATIONAL ASSOCIATION,
                                             as Agent for the Lenders


                                           By: /s/  Martin E. Mueller
                                           Name:    Martin E. Mueller
                                           Title:   Vice President


With the intent to be legally bound hereby, the foregoing is hereby acknowledged, accepted and agreed to as of the 26th day of March, 2001.

THE CARBIDE/GRAPHITE GROUP, INC.


By: /s/ William M. Thalman
Name:   William M. Thalman
Title:  Vice President

The Carbide/Graphite Group, Inc.
March 26, 2001
page 3


                              CONSENT OF GUARANTORS

                  Each of the undersigned guarantors consents to the provisions of the foregoing letter agreement amending the November 2000 Waiver Agreement.

                  WITNESS the due execution of this Consent as a document under seal as of March 26, 2001, intending to be legally bound hereby.


                           GUARANTOR:

                           SEADRIFT COKE, L.P., a Texas limited partnership

                           By THE CARBIDE/GRAPHITE GROUP, INC., its authorized general partner


                           By: /s/ William M. Thalman
                           Name:   William M. Thalman
                           Title:  Vice President - Treasurer

                           CARBIDE/GRAPHITE MANAGEMENT CORPORATION


                           By: /s/ William M. Thalman
                           Name:   William M. Thalman
                           Title:  Vice President - Treasurer

                           C/G SPECIALTY PRODUCTS MANAGEMENT CORPORATION


                           By: /s/ William M. Thalman
                           Name:   William M. Thalman
                           Title:  Vice President - Treasurer

                           CARBIDE/GRAPHITE BUSINESS TRUST


                           By: /s/ William M. Thalman
                           Name:   William M. Thalman
                           Title:  Vice President - Treasurer

The Carbide/Graphite Group, Inc.
March 26, 2001
page 4

                                    CARBON/GRAPHITE INTERNATIONAL, INC.


                                    By: /s/ Jeffrey T. Jones
                                    Name:   Jeffrey T. Jones
                                    Title:  Vice President - Treasurer

The Carbide/Graphite Group, Inc.
March 26, 2001
page 5




                               CONSENT OF LENDERS


                  Each of the undersigned Lenders hereby consents to the terms of the foregoing letter agreement amending the November 2000 Waiver Agreement and authorizes the Agent to execute and deliver the foregoing letter agreement to the Borrower.

                  Witness the due execution of this Consent of Lenders as a document under seal as of March 26, 2001, intending to be legally bound hereby.

                                    LENDERS:


                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender, the L/C Issuer and the Agent


                                    By: /s/ Martin E. Mueller
                                    Name:   Martin E. Mueller
                                    Title:  Vice President

                                    NATIONAL CITY BANK OF PENNSYLVANIA


                                    By: /s/ William S. Harris
                                    Name:   William S. Harris
                                    Title:  Vice President

                                    BANK ONE, N. A.


                                    By: /s/ Christer D. Lucander
                                    Name:   Christer D. Lucander
                                    Title:  First Vice President

                                    FIRST UNION NATIONAL BANK


                                    By: /s/ Karen Jamieson
                                    Name:   Karen Jamieson
                                    Title:  Vice President

The Carbide/Graphite Group, Inc.
March 26, 2001
page 6


                                    KEYBANK, NATIONAL ASSOCIATION


                                    By: /s/ Anne Hohl
                                    Name:   Anne Hohl
                                    Title:  Vice President

                                    STANDARD CHARTERED BANK


                                    By: /s/ Ralph Bucher
                                    Name:   Ralph Bucher
                                    Title:  Vice President


                                    MELLON BANK, N. A.


                                    By: /s/ Alan J. Kopolow
                                    Name:   Alan J. Kopolow
                                    Title:  First Vice President

                                    BANK OF AMERICA, N. A.


                                    By: /s/ Reinhard Freimuth
                                    Name:   Reinhard Freimuth
                                    Title:  Principal

                                    THE CHASE MANHATTAN BANK


                                    By: /s/ John Malone
                                    Name:   John Malone
                                    Title:  Vice President